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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


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                        Date of Report: February 1, 2001
                        (Date of earliest event reported)


                             NORTEL NETWORKS LIMITED
             (Exact name of registrant as specified in its charter)


           CANADA                          000-30758                     62-12-62580
           ------                          ---------                    --------------
(State or other jurisdiction              (Commission                    (IRS Employer
     of incorporation)                   File Number)                 Identification No.)

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
           8200 DIXIE ROAD, SUITE 100, BRAMPTON, ONTARIO, CANADA                     L6T 5P6
           -----------------------------------------------------                     -------
                 (address of principal executive offices)                          (Zip code)



       Registrant's telephone number, including area code: (905) 863-0000.
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ITEM 5. OTHER EVENTS

         On February 1, 2001, the Registrant announced an offering of U.S. $1.5 billion of 6.125% Notes due February 15, 2006 pursuant to a prospectus supplement dated February 1, 2001. The prospectus supplement relates to the Registrant's shelf registration statement on Form S-3 (File Number 333-51888). The related press release is filed as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 1.1 Terms Agreement, dated February 1, 2001, relating to the offer and sale of the 6.125% Notes due February 15, 2006.

Exhibit 4.1 Form of First Supplemental Indenture to be dated as of February 1, 2001 by and among Nortel Networks Limited, Nortel Networks Capital Corporation and Citibank, N.A., as trustee (including the form of the 6.125% Notes due February 15, 2006).

Exhibit 23.1      Consent of Cleary, Gottlieb, Steen & Hamilton.

Exhibit 23.2      Consent of Ogilvy Renault.

Exhibit 99.1      Press Release dated February 1, 2001.
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report or amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2001


                                         NORTEL NETWORKS LIMITED


                                         By:    /s/ Deborah J. Noble
                                                -----------------------------
                                               Name: Deborah J. Noble
                                               Title: Corporate Secretary

                                         By:    /s/ Blair F. Morrison
                                                -----------------------------
                                               Name: Blair F. Morrison
                                               Title: Assistant Secretary

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